UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 4, 2008
Date of Report (Date of earliest event reported)

MACRO SECURITIES DEPOSITOR, LLC
(Depositor)
(Exact name of registrant as specified in its charter)

MACROshares Oil Down Holding Trust
MACROshares Oil Down Tradeable Trust
(Issuers with respect to the Offered Securities)

Delaware (State or other jurisdiction of incorporation or organization of registrant)	333-135120 (Commission File Number)	20-1072523 (I.R.S. Employer Identification No.)

73 Green Tree Drive #9
Dover, DE 19904
(Address of principal executive offices)

(888) MACROS1
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 27, 2007, the Depositor announced a quarterly distribution to the shareholders of the MACROshares Oil Down Holding shares and the MACROshares Oil Down Tradeable shares in the amount of $0.051441 per share. The record date for such distribution was December 31, 2007 and the payment date was January 4, 2008. A press release was issued in connection with such distribution and is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Following is a list of exhibits that are hereby filed as part of this Form 8-K:

Exhibit 99.1	Press release issued by the Depositor in connection with the dividend distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACRO SECURITIES DEPOSITOR, LLC

By:	/s/ Samuel Masucci, III

Name: Samuel Masucci, III Title: Chief Executive Officer

Date: January 10, 2008

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release issued by the Depositor in connection with the dividend distribution.